INTRUST
                              Financial Corporation




                             SUPPLEMENTAL EXECUTIVE
                                 RETIREMENT PLAN




                            EFFECTIVE JANUARY 1, 2002



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                                TABLE OF CONTENTS


       GENERAL

        1.1              Establishment and Purpose                          1
        1.2              Beneficiary                                        1
        1.3              Change of Control                                  1
        1.4              Compensation                                       1
        1.5              Company                                            1
        1.6              Board of Directors                                 1
        1.7              ERISA                                              2
        1.8              Internal Revenue Code                              2
        1.9              Key Executive                                      2
        1.10             Participant                                        2
        1.11             Plan Administrator                                 2
        1.12             Plan Year                                          2
        1.13             Retirement Date                                    2

       PARTICIPATION

        2.1              Eligibility for Participation                      3
        2.2              Participation not Contract of Employment           3
        2.3              Noncompete                                         3


       RETIREMENT BENEFITS

        3.1              Accrued Monthly Benefit                            4
        3.2              Accrued Monthly Benefit Computation                4
        3.3              Assumptions and Rules                              4

       PAYMENT OF BENEFITS

        4.1              Fully Vested Benefits                              5
        4.2              Forfeitures                                        5
        4.3              Form of Payment                                    5


       WITHHOLDING OF TAXES

        5.1              Withholding of Taxes                               6
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                              TABLE OF CONTENTS

       PLAN ADMINISTRATOR

        6.1              Membership and Authority                           7
        6.2              Delegation                                         7
        6.3              Information to be Furnished                        7
        6.4              Plan Administrator's Decision Final                8
        6.5              Remuneration and Expenses                          8
        6.6              Indemnification of Committee Member                8
        6.7              Resignation or Removal of Committee Member         8
        6.8              Appointment of Successor Committee Members         8
        6.9              Interested Committee Member                        8

       AMENDMENTS OF THE PLAN

        7.1              Board of Directors                                 9

       PERMANENCY OF THE PLAN

        8.1              Termination of Plan                               10

       MISCELLANEOUS

        9.1              Company Action                                    11
        9.2              Company Records                                   11
        9.3              Evidence                                          11
        9.4              Waiver of Notice                                  11
        9.5              Gender and Number                                 11
        9.6              Controlling Law                                   11

       BENEFICIARY DESIGNATION

       10.1              Designation of Beneficiaries                      12

       FUNDING

       11.1              Funding                                           13

       AFFIDAVIT                                                           14

       ADDENDUM                                                            15

                          INTRUST Financial Corporation
                     Supplemental Executive Retirement Plan


                                    SECTION 1
                                    ---------

                                     GENERAL


1.1      Establishment and Purpose

         (a) INTRUST Financial Corporation hereby establishes the Supplemental Executive Retirement Plan ("Plan") effective on January 1, 2002 ("Effective Date").

         (b) The purpose of this Plan is to promote the interest of the Company by providing a method to reward those eligible employees who hold key positions within the Company and have provided the Company with outstanding service with their experience and ability. This Plan will provide for improved retirement benefits for these Key Executives by providing them a target retirement benefit to be offset by benefits provided under qualified retirement plan sponsored by the Company and by their Social Security Benefit. The Plan will provide an additional incentive to remain in the employ of the Company and increase their personal interest in its continued success.

1.2 "Beneficiary" means the person or persons to whom a deceased Participant's benefits are payable under Section 10.1 of the Plan.

1.3 "Change in Control Date" shall mean the date a change in ownership of greater than fifty percent (50%) either with regard to voting rights or value immediately after any change in ownership involving a five percent (5%) owner.

1.4 "Compensation" shall mean the definition provided for in the Employees' Retirement Plan, however, Compensation shall be computed without regard to any limitations imposed by Code Section 401(a)(17).

1.5 "Company" shall refer to INTRUST Financial Corporation or any of its subsidiaries or affiliates.

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1.6      "Board of Directors" shall refer to the members of the Board of
         Directors of the Company.


1.7 "ERISA" shall mean the Employee Retirement Income Security Act of 1974, as amended from time to time. This Plan, a non-qualified deferred compensation plan, is not intended to be subject to ERISA except for the limited reporting and disclosure requirements established by the Department of Labor.

1.8 "Internal Revenue Code" or "Code" shall mean the Internal Revenue Code of 1986, as amended from time to time. References to any Section of the Internal Revenue Code shall include any successor provision thereto.

1.9 "Key Executive" means an officer or high level employee of the Company who is involved in policy-making decisions or the management of a large group of employees on behalf of the Company.

1.10 "Participant" shall mean any Key Executive of the Company that is selected for participation in the Plan by the Board of Directors.

1.11 "Plan Administrator" shall mean the committee appointed by the Board to serve in this capacity.

1.12 "Plan Year" shall be the 12-month period beginning January 1 and ending December 31.

1.13 "Retirement Plan" shall mean the INTRUST Financial Corporation Employees' Retirement Plan, as amended from time to time.












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                                    SECTION 2

                                  PARTICIPATION


2.1 ELIGIBILITY FOR PARTICIPATION. Certain Key Executives of the Company are eligible to participate in the Plan at the sole discretion and designation by the Board of Directors.

         Eligibility does not guarantee any Participant the right to receive any benefit hereunder or to continued participation hereunder.

2.2 PARTICIPATION NOT CONTRACT OF EMPLOYMENT. The Plan does not constitute a contract of employment, and participation in the Plan will not give any Participant the right to continue in the employ of the Company or to provide services thereto or shall interfere in any way with the right of the Company to terminate the employment of the Participant or give any right or claim to any benefit under the terms of the Plan unless such right or claim is specifically vested under the terms of the Plan.

2.3 NONCOMPETE. The Participant shall not, during his/her employment or for the three-year period commencing on his/her termination of employment date, engage in competition with the Company, directly or indirectly, without the specific authority of the Company's Board of Directors, serve as a director or employee of any corporation or business entity so engaged. Further Participant will not, either during or after his/her employment under this agreement, disclose to anyone not legally entitled thereto any confidential information relative to the business of the Company.

         If any breach shall continue for a period of thirty (30) days after the Company shall have requested him/her to desist from such breach, then, any of the provisions hereof to the contrary notwithstanding, no further payments shall be due or payable by the Company hereunder either to the Participant or his/her spouse or other designee, and the Company shall have no further liability hereunder.

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                                    SECTION 3

                               RETIREMENT BENEFITS


3.1 ACCRUED MONTHLY BENEFIT. Accrued Monthly Benefit means a monthly benefit payable to a Participant (or Beneficiary in the case of death) following a termination date and beginning at the benefit commencement date as provided under the Retirement Plan.

3.2 ACCRUED MONTHLY BENEFIT COMPUTATION. Accrued Monthly Benefit shall be equal to the difference between (a) the Participant's accrued benefit under the Retirement Plan determined as if the limitations of Code
         Section 415 and 401(a)(1) did not apply, and any provisions of the Retirement Plan incorporating such limitations, were inapplicable, and
         (b) the Participant's actual accrued benefit under the Retirement Plan

3.3 ASSUMPTIONS AND RULES. For purposes of Section 3.2 the following assumptions and rules shall apply:

         (a) The same benefit payment commencement date shall be used to determine the amount of the Participant's accrued benefit under the Retirement Plan;

         (b) Each of the calculations of the benefit shall be made based upon payment in the form of a fifteen year certain annuity;

         (c) When calculating the amount of any benefit payable under the Retirement Plan, all provisions applicable to such benefit shall be applied, such as early retirement benefit reduction factors with respect to early retirement benefits payable prior to normal retirement age.

         In the event either the Plan or the Retirement Plan is amended, the Company will review each such amendment and, in its sole discretion, make such changes as it determines to be appropriate in the Plan and any calculations to be made in connection therewith.

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                                    SECTION 4

                               PAYMENT OF BENEFITS


4.1 FULLY VESTED BENEFITS. Participants shall be fully vested in their Accrued Benefit under the Plan upon (i) the attainment of Normal Retirement Age, (ii) the attainment of Early Retirement Age, (iii) a Disability, or (iv) Death, as such terms are defined in the Retirement Plan. Further, Participants shall be fully vested in their Accrued Benefit upon a Change in Control Date or the termination of the Plan.

4.2 FORFEITURES. Upon termination of employment, all non-vested benefits shall be forfeited.

4.3. FORM OF PAYMENT. The Accrued Benefit under the Plan shall be paid on the same date that payments commence to such Participant under the Retirement plan in the Key Employee is a participant. The form of such payment shall be the same as any one of the forms of benefit elected by and payable to such Key Employee under the Retirement Plan. Notwithstanding the foregoing, however, the Accrued Benefit under the Plan payable to the Key Employee shall be paid in the form of a lump sum if its actuarial value, calculated according to the actuarial assumptions in the Retirement Plan, does not exceed $5,000.

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                                    SECTION 5

                              WITHHOLDING OF TAXES


5.1 TAX WITHHOLDING. The Plan Administrator shall have the right to retain and withhold from payment of the vested portion of any distribution, the amount of taxes required by any government to be withheld or otherwise be deducted and paid with respect to such payment.

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                                    SECTION 6

                               PLAN ADMINISTRATOR


6.1      MEMBERSHIP AND AUTHORITY. The Plan Administrator referred to in Section
         1.11 shall consist of one or more members who shall be appointed by the Board of Directors of the Company. Except as otherwise specifically provided for in this Section 6, in controlling and managing the operation and administration of the Plan, the Plan Admininstrator shall act by a majority of its then members, by meeting or by writing filed without meeting, and the Plan Administrator shall have the following powers, rights and duties in addition to those vested in it elsewhere in the Plan:

         (a) To adopt such rules of procedure and regulations as, in its opinion, may be necessary for the proper and efficient administration of the Plan and as are consistent with the provisions of the Plan.
         (b)      To enforce the Plan in accordance with its terms and with such applicable rules and regulations as may be adopted.
         (c)      To determine all questions arising under the Plan, including the power to determine the rights or eligibility of employees or Participants and their Beneficiaries and their respective benefits, and to remedy ambiguities, inconsistencies or omissions.
         (d) To maintain and keep adequate records concerning the Plan and concerning its proceedings and acts in such form and detail as the Plan Administrator may decide.
         (e) To direct all payments of benefits under the Plan. The certificate of a majority of the members of the Plan Administrator that the Plan Administrator has taken or authorized any action shall be conclusive in favor of any person relying on the certificate.

6.2 DELEGATION. In exercising its authority to control and manage the operation and administration of the Plan, the Plan Administrator may employ agents and counsel (who may also be employed by the Company) and to delegate to them such powers as the Plan Administrator deems desirable.

6.3 INFORMATION TO BE FURNISHED. The Company shall furnish the Plan Administrator such data and information as may be required. The records of the Company as to Participant's period of employment, termination of employment and the reason therefore, leave of absence and compensation will be conclusive on all persons unless determined to be incorrect.


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


6.4 PLAN ADMINISTRATOR'S DECISION FINAL. To the extent permitted by law, any interpretation of the Plan and any decision on any matter within the discretion of the Plan Administrator made in good faith is binding on all persons. A misstatement or other mistake of fact shall be corrected when it becomes known, and the Plan Administrator shall make such adjustment on account thereof as it considers equitable and practicable.

6.5 REMUNERATION AND EXPENSES. No remuneration shall be paid to the Plan Administrator (or any member) as such. However, the reasonable expenses of the Plan Administrator (or a member) incurred in the performance of the administration of the Plan shall be reimbursed by the Company.

6.6 INDEMNIFICATION OF MEMBER. The Plan Administrator and the individual members thereof shall be indemnified by the Company against any and all liabilities, losses, costs, and expenses (including fees and expenses) of whatsoever kind and nature which may be imposed on, incurred by or asserted against the Plan Administrator or the members by reason of the performance of a function if the Plan Administrator or such members did not act dishonestly or in willful or negligent violation of the law or regulations under which such liability, loss, cost or expense arises.

6.7 RESIGNATION OR REMOVAL OF MEMBER. A member may resign at any time by giving ten (10) days advance written notice to the Company and the other members. The Company may remove a member by giving advance written notice to him or her, and the other members.

6.8 APPOINTMENT OF SUCCESSOR MEMBERS. The Company may fill any vacancy in the membership of the Plan Administrator and shall give prompt written notice thereof to the other members. While there is a vacancy in the membership of the Committee, the remaining members shall have the same powers as the full Committee until the vacancy is filled.

6.9 INTERESTED MEMBER. A member of the Plan Administrator may not decide or determine any matter or question concerning his or her own benefits under the Plan or as to how he or she is to be paid unless such decision could be made by him or her under the Plan if he were not a member of the Plan Administrator.





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                                    SECTION 7

                             AMENDMENTS OF THE PLAN


7.1 BOARD OF DERECTORS. The Board of Directors of the Company may amend the Plan at any time pursuant to written resolutions adopted by such Board of Directors. No such amendment, however, shall (a) be effective without written consent from the Participant, or (b) have the effect of reducing any Participant's benefit which, at the time of the amendment, was nonforfeitable in accordance with the vesting schedule under Sections 4.1.






























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                                    SECTION 8

                             PERMANENCY OF THE PLAN


8.1 TERMINATION OF PLAN. The Company contemplates that the Plan shall be permanent. Nevertheless, in recognition of the fact that future conditions and circumstances cannot now be entirely foreseen, the Company reserves the right to terminate the Plan by action of the Board of Directors.

         If the Plan is terminated by Action of the Board of Directors, all Participant's shall be fully vested in their then Accrued Monthly Benefit at the date of termination. All future benefit accruals shall cease.

                                    SECTION 9

                                  MISCELLANEOUS


9.1 COMPANY ACTION. Except as may be specifically provided herein, any action required or permitted to be taken by the Company may be taken on behalf of the Company by any officer of the Company.

9.2 COMPANY RECORDS. Records of the Company as to Participant's period of employment, termination of employment and the reason therefore, leaves of absence, reemployment and Compensation will be conclusive on all persons, unless determined to be incorrect.

9.3 EVIDENCE. Evidence required of anyone under the Plan may be by certificate, affidavit, document or other information which the person acting on it considers pertinent and reliable, and may be signed, made or presented by the proper party or parties.

9.4 WAIVER OF NOTICE. Any notice required under the Plan may be waived by the person entitled to notice.

9.5 GENDER AND NUMBER. Where the context permits, words in the masculine gender shall include the feminine and neuter genders, the plural shall include the singular, and the singular shall include the plural.

9.6 CONTROLLING LAW. The laws of the State of Kansas shall be the controlling state law in all matters relating to the Plan and shall apply to the extent that it is not preempted by the laws of the United States of America.

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                                   SECTION 10

                             BENEFICIARY DESIGNATION


10.1 DESIGNATION OF BENEFICIARIES. Each Participant from time to time, by signing a form furnished by the Plan Administrator, may designate any person or persons (who may be designated concurrently, contingently or successively) to whom his or her benefits under the Plan are to be paid if he or she dies before the Participant receives all such benefits. A Beneficiary designation form will be effective only when the form is filed in writing with the Plan Administrator while the Participant is alive and will cancel all Beneficiary designation forms previously signed and filed by the Participant.

         If a Participant fails to designate a Beneficiary before his or her death as provided above, or if the Beneficiary designated by a deceased Participant dies before the Participant, the Plan Administrator, in its discretion, may make distribution of the Participant's benefits as prescribed under the Retirement Plan.

                                   SECTION 11

                                     FUNDING


11.1 FUNDING. Nothing contained in this Plan and no action taken pursuant to the provisions of this Plan shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and Participant or his or her Beneficiary. To the extent that any person acquires a right to receive payments from the Company under this Plan, such right shall be no greater than the right of any unsecured general creditor of the Company.

                          INTRUST Financial Corporation
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                    AFFIDAVIT



The Company hereby agrees to the provisions of this Plan, and, in Witness Thereof, the Company causes this Agreement to be executed on this 10th day of September, 2002.




INTRUST Financial Corporation


By: Jay Smith
    -------------------------


Attest:  Dennis P. Denning
         --------------------

















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


                          INTRUST Financial Corporation
                     SUPPLEMENTAL EXECUTIVE RETIREMENT PLAN


                                    ADDENDUM



The following Key Executives of INTRUST Financial Corporation have been selected to be Participants in the INTRUST Financial Corporation Supplemental Executive Retirement Plan as of the Effective Date of the Plan:



               Name                                         Title
               ----                                         -----


      Charles Q. Chandler IV                   Chairman of the Board and CEO
      Ronald L. Baldwin                        Vice Chairman, Retail Banking
      Rick L. Beach                            EVP and Chief Credit Officer
      Steve L. Hipp                            EVP and Chief Technical Officer
      Jay L. Smith                             EVP and Chief Financial Officer




















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